PURCHASE AGREEMENT

          THIS PURCHASE AGREEMENT ("Agreement") is made as of the 22nd day of September, 2003 by and among World Heart Corporation, a corporation incorporated under the laws of the Province of Ontario, Canada (the "Company"), and the Investors set forth on the signature pages affixed hereto (each an "Investor" and collectively the "Investors").

                                    Recitals

          A. The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended; and

          B. The Investors wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, upon the terms and conditions stated in this Agreement, units, at a price of US$0.62 per unit (determined based on the Noon buying rate for Canadian dollars published by the Federal Reserve Bank of New York on September 11, 2003 and a purchase price of Cdn$0.85 per unit) for
(i) an aggregate of 38,943,549 shares of the Company's Common Shares (the "Common Stock"), and (ii) warrants to purchase an aggregate of 38,943,549 shares of Common Stock in the form attached hereto as Exhibit A (the "Warrants"), each such unit consisting of one share of Common Stock and a warrant for one share of Common Stock; and

          C. Contemporaneous with the sale of the Common Stock and Warrants, the parties hereto will execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit B (the "Registration Rights Agreement"), pursuant to which the Company will agree to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and applicable state securities laws.

          In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings here set forth:

          "Affiliate" means, with respect to any Person, any other Person which directly or indirectly Controls, is controlled by, or is under common control with, such Person.

          "Business Day" means a day, other than a Saturday or Sunday, on which banks in New York City and Ottawa, Ontario are open for the general transaction of business.

          "Common Stock" means the common shares of the Company, and any securities into which the Common Stock may be reclassified.

          "Company's Knowledge" means the actual knowledge of the officers of the Company, after due inquiry.

          "Confidential Information" means trade secrets, confidential information and know-how (including but not limited to ideas, formulae, compositions, processes, procedures and techniques, research and development information, computer program code, performance specifications, support documentation, drawings, specifications, designs, business and marketing plans, and customer and supplier lists and related information).

          "Control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          "Dollars" or "$" means United States dollars.

          "Intellectual Property" means all of the following: (i) patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice); (ii) trademarks, service marks, trade dress, trade names, corporate names, logos, slogans and Internet domain names, together with all goodwill associated with each of the foregoing;
(iii) copyrights and copyrightable works; (iv) registrations, applications and renewals for any of the foregoing; and (v) proprietary computer software (including but not limited to data, data bases and documentation).

          "Material Adverse Effect" means a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Company and its Subsidiaries taken as a whole, or
(ii) the ability of the Company to perform its obligations under the Transaction Documents.

          "Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

          "Purchase Price" means Twenty-Four Million One Hundred Forty-Five Thousand Dollars ($24,145,000).

          "SEC Filings" has the meaning set forth in Section 4.6.

          "Securities" means the Shares, the Warrants and the Warrant Shares.

          "Shares" means the shares of Common Stock being purchased by the Investors hereunder.

          "Subsidiary" has the meaning set forth in Section 4.1.

          "Transaction Documents" means this Agreement, the Warrants and the Registration Rights Agreement.

          "TSX" means the Toronto Stock Exchange, Inc., its successors and assigns.

          "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

          "1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     2. Purchase and Sale of the Shares and Warrants. Subject to the terms and conditions of this Agreement, on the Closing Date, each of the Investors shall severally, and not jointly, purchase, and the Company shall sell and issue to the Investors, the Shares and Warrants in the respective amounts set forth opposite the Investors' names on the signature pages attached hereto in exchange for the Purchase Price as specified in Section 3 below.

     3. Closing. Upon confirmation that the other conditions to closing specified herein have been satisfied, the Company shall deliver to Lowenstein Sandler PC, in trust, a certificate or certificates, registered in such name or names as the Investors may designate, representing the Shares and Warrants, with instructions that such certificates are to be held for release to the Investors only upon payment of the Purchase Price to the Company. Upon receipt by Lowenstein Sandler PC of the certificates, each Investor shall promptly cause a wire transfer in same day funds to be sent to the account of the Company as instructed in writing by the Company, in an amount representing such Investor's pro rata portion of the Purchase Price as set forth on the signature pages to this Agreement. On the date (the "Closing Date") the Company receives such funds, the certificates evidencing the Shares and Warrants shall be released to the Investors (the "Closing"). The purchase and sale of the Shares and Warrants shall take place at the offices of Lowenstein Sandler PC, 1330 Avenue of the Americas, 21st Floor, New York, New York, or at such other location and on such other date as the Company and the Investors shall mutually agree.

     4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors that, except as set forth in the schedules delivered herewith (collectively, the "Disclosure Schedules"):

          4.1 Organization, Good Standing and Qualification. Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and to own its properties. Each of the Company and its Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or leasing necessary unless the failure to so qualify has not and could not reasonably be expected to have a Material Adverse Effect. The Company's subsidiaries are reflected on
Schedule 4.1 hereto (the "Subsidiaries").

          4.2 Authorization. The Company has full power and authority and has taken all requisite action on the part of the Company, its officers, directors and shareholders necessary for (i) the authorization, execution and delivery of the Transaction Documents, (ii) authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Securities. The Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

          4.3 Capitalization. Schedule 4.3 sets forth (a) the authorized capital stock of the Company on the date hereof; (b) the number of shares of capital stock issued and outstanding; (c) the number of shares of capital stock issuable pursuant to the Company's stock plans; and (d) the number of shares of capital stock issuable and reserved for issuance pursuant to securities (other than the Shares and the Warrants) exercisable for, or convertible into or exchangeable for any shares of capital stock of the Company. All of the issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights and were issued in full compliance with applicable law and any rights of third parties. All of the issued and outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights, were issued in full compliance with applicable law and any rights of third parties and are owned by the Company, beneficially and of record, subject to no lien, encumbrance or other adverse claim. No Person is entitled to pre-emptive or similar statutory or contractual rights with respect to any securities of the Company. Except as described on Schedule 4.3, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company or any of its Subsidiaries is or may be obligated to issue any equity securities of any kind and except as contemplated by this Agreement, neither the Company nor any of its Subsidiaries is currently in negotiations for the issuance of any equity securities of any kind. Except as described on Schedule 4.3 and except for the Registration Rights Agreement, there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of the securityholders of the Company relating to the securities of the Company held by them. The Company has not granted any Person the right to require the Company to register any securities of the Company under the 1933 Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person.

          Schedule 4.3 sets forth a true and complete table setting forth the pro forma capitalization of the Company on a fully diluted basis giving effect to (i) the issuance of the Shares and the Warrants, (ii) any adjustments in other securities resulting from the issuance of the Shares or the Warrants, and
(iii) the  exercise  or  conversion  of all  outstanding  securities.

Except as described on Schedule 4.3, the issuance and sale of the Securities hereunder will not obligate the Company to issue shares of Common Stock or other securities to any other Person (other than the Investors) and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security.

          The Company does not have outstanding shareholder purchase rights or any similar arrangement in effect giving any Person the right to purchase any equity interest in the Company upon the occurrence of certain events.

          4.4 Valid Issuance. The Shares have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws. The Warrants have been duly and validly authorized. Upon the due exercise of the Warrants, the Warrant Shares will be validly issued, fully paid and non-assessable free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws. The Company has reserved a sufficient number of shares of Common Stock for issuance upon the exercise of the Warrants, free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws.

          4.5 Consents. The execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than (i) approvals required to be obtained by the TSX, all of which shall be obtained and shall be in full force and effect prior to the Closing, and (ii) filings that have been made pursuant to applicable securities laws and post-sale filings pursuant to applicable state, federal and provincial securities laws which the Company undertakes to file within the applicable time periods. The Company has taken all action necessary to exempt (i) the issuance and sale of the Securities, (ii) the issuance of the Warrant Shares upon due exercise of the Warrants, and (iii) the other transactions contemplated by the Transaction Documents from the provisions of any anti-takeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and properties may be subject or any provision of the Company's Articles of Incorporation, By-laws or any shareholder rights agreement that is or could become applicable to the Investors as a result of the transactions contemplated hereby, including without limitation, the issuance of the Securities and the ownership, disposition or voting of the Securities by the Investors or the exercise of any right granted to the Investors pursuant to this Agreement or the other Transaction Documents.

          4.6 Delivery of SEC Filings; Business. The Company has provided the Investors with copies of the Company's most recent Annual Report on Form 20-F for the fiscal year ended December 31, 2002 (the "20-F"), and all other reports filed by the Company pursuant to the 1934 Act since the filing of the 20-F and prior to the date hereof (collectively, the "SEC Filings"). The SEC Filings are the only filings required of the Company pursuant to the 1934 Act for such period. The Company and its Subsidiaries are engaged only in the business described in the SEC Filings and the SEC Filings contain a complete and accurate description in all material respects of the business of the Company and its Subsidiaries, taken as a whole.

          4.7 Use of Proceeds. The proceeds of the sale of the Shares and the Warrants hereunder shall be used by the Company to repay indebtedness and for working capital and general corporate purposes.

          4.8 No Material Adverse Change. Since December 31, 2002, except as identified and described in the SEC Filings or as described on Schedule 4.8, there has not been:

               (i) any change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the 20-F, except for changes in the ordinary course of business which have not and could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate;

               (ii)  any  declaration  or  payment  of  any  dividend,   or  any
authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

               (iii) any material damage, destruction or loss, whether or not covered by insurance to any assets or properties of the Company or its Subsidiaries;

               (iv) any waiver, not in the ordinary course of business, by the Company or any Subsidiary of a material right or of a material debt owed to it;

               (v) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or a Subsidiary, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company and its Subsidiaries taken as a whole (as such business is presently conducted and as it is proposed to be conducted);

               (vi) any change or amendment to the Company's Articles of Incorporation or by-laws, or material change to any material contract or arrangement by which the Company or any Subsidiary is bound or to which any of their respective assets or properties is subject;

               (vii) any material labor difficulties or labor union organizing activities with respect to employees of the Company or any Subsidiary;

               (viii)  any  transaction   entered  into  by  the  Company  or  a
Subsidiary other than in the ordinary course of business;

               (ix) the loss of the services of any key employee, or material change in the composition or duties of the senior management of the Company or any Subsidiary;

               (x) the loss or threatened loss of any customer which has had or could reasonably be expected to have a Material Adverse Effect; or

               (xi) any other event or condition of any character that has had or could reasonably be expected to have a Material Adverse Effect.

          4.9 SEC Filings; F-3 Eligibility.

               (a) At the time of filing thereof, the SEC Filings complied as to form in all material respects with the requirements of the 1934 Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

               (b) Each registration statement and any amendment thereto filed by the Company since January 1, 2001 pursuant to the 1933 Act and the rules and regulations thereunder, as of the date such statement or amendment became effective, complied as to form in all material respects with the 1933 Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; and each prospectus filed pursuant to Rule 424(b) under the 1933 Act, as of its issue date and as of the closing of any sale of securities pursuant thereto did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

               (c) The Company is eligible to use Form F-3 to register the Registrable Securities (as such term is defined in the Registration Rights Agreement) for sale by the Investors as contemplated by the Registration Rights Agreement.

          4.10 No Conflict, Breach, Violation or Default. The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company's Articles of Incorporation or the Company's Bylaws, both as in effect on the date hereof (copies of which have been provided to the Investors before the date hereof), or (ii)(a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, any Subsidiary or any of their respective assets or properties, or (b) any agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or a Subsidiary is bound or to which any of their respective assets or properties is subject.

          4.11 Tax Matters. The Company and each Subsidiary has timely prepared and filed all material tax returns required to have been filed by the Company or such Subsidiary with all appropriate governmental agencies and timely paid all taxes shown thereon or otherwise owed by it. The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company or any Subsidiary nor, to the Company's Knowledge, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state, local or provincial taxing authority except for any assessment which is not material to the Company and its Subsidiaries, taken as a whole. All material taxes and other assessments and levies that the Company or any Subsidiary is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens or claims pending or, to the Company's Knowledge, threatened against the Company or any Subsidiary or any of their respective assets or property. Except as described on Schedule 4.11, there are no outstanding tax sharing agreements or other such arrangements between the Company and any Subsidiary or other corporation or entity.

          4.12 Title to Properties. Except as disclosed in the SEC Filings or as described on Schedule 4.12, the Company and each Subsidiary has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and except as disclosed in the SEC Filings, the Company and each Subsidiary holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

          4.13  Certificates,  Authorities  and  Permits.  The  Company and each
Subsidiary possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or such Subsidiary, could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

          4.14 No Labor Disputes. No material labor dispute with the employees of the Company or any Subsidiary exists or, to the Company's Knowledge, is imminent.

          4.15 Intellectual Property.

               (a) All Intellectual Property of the Company and its Subsidiaries is currently in compliance with all legal requirements (including timely filings, proofs and payments of fees) and is valid and enforceable. To the Company's Knowledge, no Intellectual Property of the Company or its Subsidiaries which is material to the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted has been or is now involved in any cancellation, dispute or litigation, and, to the Company's Knowledge, no such action is threatened. To the Company's Knowledge, no material patent of the Company or its Subsidiaries has been or is now involved in any interference, reissue, re-examination or opposition proceeding.

               (b) All of the licenses and sublicenses and consent, royalty or other agreements concerning Intellectual Property which are material to the conduct of the Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted to which the Company or any Subsidiary is a party or by which any of their assets are bound (other than generally commercially available, non-custom, off-the-shelf software application programs having a retail acquisition price of less than $10,000 per license) (collectively, "License Agreements") are valid and binding obligations of the Company or its Subsidiaries that are parties thereto and, to the Company's Knowledge, the other parties thereto, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally, and there exists no event or condition which will result in a material violation or breach of or constitute (with or without due notice or lapse of time or both) a default by the Company or any of its Subsidiaries under any such License Agreement.

               (c) The Company and its Subsidiaries own or have the valid right to use all of the Intellectual Property that is material to the conduct of the Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted and for the ownership, maintenance and operation of the Company's and its Subsidiaries' properties and assets, free and clear of all liens, encumbrances, adverse claims or obligations to license all such owned Intellectual Property and Confidential Information, other than licenses entered into in the ordinary course of the Company's and its Subsidiaries' businesses. The Company and its Subsidiaries have a valid and enforceable right to use all third party Intellectual Property and Confidential Information used or held for use in the respective businesses of the Company and its Subsidiaries.

               (d) To the Company's Knowledge, the conduct of the Company's and its Subsidiaries' businesses as currently conducted does not infringe or otherwise impair or conflict with (collectively, "Infringe") any Intellectual Property rights of any third party or any confidentiality obligation owed to a third party, and the Intellectual Property and Confidential Information of the Company and its Subsidiaries which are material to the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted are not being Infringed by any third party. There is no litigation or order pending or outstanding or, to the Company's Knowledge, threatened or imminent, that seeks to limit or challenge or that concerns the ownership, use, validity or enforceability of any Intellectual Property or Confidential Information of the Company and its Subsidiaries and the Company's and its Subsidiaries' use of any Intellectual Property or Confidential Information owned by a third party, and, to the Company's Knowledge, there is no valid basis for the same.

               (e) The consummation of the transactions contemplated hereby will not result in the alteration, loss, impairment of or restriction on the Company's or any of its Subsidiaries' ownership or right to use any of the Intellectual Property or Confidential Information which is material to the conduct of the Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted.

               (f) To the Company's Knowledge, as currently used all software owned by the Company or any of its Subsidiaries and all software licensed from third parties by the Company or any of its Subsidiaries, (i) is free from any material defect, bug, virus, or programming, design or documentation error; (ii) operates and runs in a reasonable and efficient business manner; and (iii) conforms in all material respects to the specifications and purposes thereof.

               (g) The Company and its Subsidiaries  have taken reasonable steps to protect the Company's and its Subsidiaries' rights in their Intellectual Property and Confidential Information. Each employee, consultant and contractor who has had access to Confidential Information which is material to the conduct of the Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted has either (i) executed an agreement to maintain the confidentiality of such Confidential Information; (ii) executed appropriate agreements that are substantially consistent with the Company's standard forms thereof or (iii) undertaken similar safeguards to protect and preserve the confidentiality of all Confidential Information. Except under confidentiality obligations, to the Company's Knowledge there has been no material disclosure of any of the Company's or its Subsidiaries' Confidential Information to any third party.

          4.16 Environmental Matters. Neither the Company nor any Subsidiary is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, and is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and to the Company's Knowledge there is no pending or threatened investigation that might lead to such a claim.

          4.17 Litigation. Except as described on Schedule 4.17, there are no pending actions, suits or proceedings against or affecting the Company, its Subsidiaries or any of its or their properties; and to the Company's Knowledge, no such actions, suits or proceedings are threatened or contemplated.

          4.18 Financial Statements. The financial statements included in each SEC Filing present fairly, in all material respects, the consolidated financial position of the Company as of the dates shown and its consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with Canadian generally accepted accounting principles applied on a consistent basis (except as may be disclosed therein or in the notes thereto). Except as set forth in the financial statements of the Company included in the SEC Filings filed prior to the date hereof or as described on Schedule 4.18, neither the Company nor any of its Subsidiaries has incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect.

          4.19 Insurance Coverage. The Company and each Subsidiary maintains in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by the Company and each Subsidiary, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

          4.20 Compliance with TSX Continued Listing Requirements. Upon the Closing, the Company will be in compliance with applicable TSX continued listing requirements. There are no proceedings pending or, to the Company's Knowledge, threatened against the Company relating to the continued listing of the Company's Common Stock on the TSX and the Company has not received any notice of, nor to the Company's Knowledge is there any basis for, the delisting of the Common Stock from the TSX.

          4.21 Brokers and Finders. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company, any Subsidiary or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than as described in Schedule 4.21.

          4.22 No Directed Selling Efforts or General Solicitation. Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

          4.23 No Integrated Offering. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the 1933 Act.

          4.24 Private Placement. The offer and sale of the Securities to the Investors as contemplated hereby is exempt from the registration requirements of the 1933 Act.

          4.25 Questionable Payments. Neither the Company nor any of its Subsidiaries nor, to the Company's Knowledge, any of their respective current or former shareholders, directors, officers, employees, agents or other Persons acting on behalf of the Company or any Subsidiary, has on behalf of the Company or any Subsidiary or in connection with their respective businesses: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company or any Subsidiary; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

          4.26 Transactions with Affiliates. Except as disclosed in SEC Filings made on or prior to the date hereof or as disclosed on Schedule 4.26, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than as holders of stock options and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

          4.27 Internal Controls. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          4.28 Disclosures. Neither the Company nor any Person acting on its behalf has provided the Investors or their agents or counsel with any information that constitutes or might constitute material, non-public information. The written materials delivered to the Investors in connection with the transactions contemplated by the Transaction Documents do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

     5. Representations and Warranties of the Investors. Each of the Investors hereby severally, and not jointly, represents and warrants to the Company that:

          5.1 Organization and Existence. The Investor is a validly existing corporation, limited partnership or limited liability company and has all requisite corporate, partnership or limited liability company power and authority to invest in the Securities pursuant to this Agreement.

          5.2 Authorization. The execution, delivery and performance by the Investor of the Transaction Documents to which such Investor is a party have been duly authorized and will each constitute the valid and legally binding obligation of the Investor, enforceable against the Investor in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

          5.3 Purchase Entirely for Own Account. The Securities to be received by the Investor hereunder will be acquired for the Investor's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act. The Investor is not a registered broker dealer or an entity engaged in the business of being a broker dealer.

          5.4 Investment Experience. The Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

          5.5 Disclosure of Information. The Investor has had an opportunity to receive all additional information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities. The Investor acknowledges receipt of copies of the SEC Filings. Neither such inquiries nor any other due diligence investigation conducted by the Investor shall modify, amend or affect the Investor's right to rely on the Company's representations and warranties contained in this Agreement.

          5.6 Restricted Securities. The Investor understands that the Securities are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.

          5.7 Legends. It is understood that, except as provided below, certificates evidencing such Securities may bear the following or any similar legend:

               (a) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY
(A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, IF APPLICABLE (C) INSIDE THE UNITED STATES (1) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAW OR (2) IN A TRANSACTION THAT DOES NOT OTHERWISE REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW, PROVIDED THE HOLDER HAS FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING TO THAT EFFECT REASONABLY SATISFACTORY TO THE COMPANY OR (3) PURSUANT TO A REGISTRATION STATEMENT PURSUANT TO THE U.S. SECURITIES ACT."

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE; HOWEVER, THE SAID SECURITIES CAN NOT BE TRADED THROUGH
THE FACILITIES OF SUCH EXCHANGE SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE."

               (b) "THE HOLDER, BY ITS ACCEPTANCE OF THIS SECURITY, REPRESENTS, ACKNOWLEDGES, AND AGREES THAT IT WILL NOT AND WILL NOT BE ENTITLED TO, DIRECTLY OR INDIRECTLY, SELL OR TRANSFER THE SECURITIES INTO CANADA OR TO RESIDENTS OF CANADA, EXPECT IN COMPLIANCE WITH APPLICABLE CANADIAN SECURITIES LAWS. NO SALE OR TRANSFER INTO CANADA OR TO A CANADIAN RESIDENT WILL BE REGISTERED BY WORLD HEART CORPORATION'S TRANSFER AGENT AND ANY ATTEMPT TO EFFECT SUCH A TRANSFER IS INVALID UNLESS MADE IN COMPLIANCE WITH THE ABOVE-NOTED RESTRICTIONS. UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE JANUARY 23, 2004.

               (c) If required by the authorities of any state in connection with the issuance of sale of the Securities, the legend required by such state authority.

          Upon the earlier of (i) registration for resale pursuant to the Registration Rights Agreement and receipt by the Company of the Investor's written confirmation that such Securities will not be disposed of except in compliance with the prospectus delivery requirements of the 1933 Act or (ii) Rule 144(k) becoming available the Company shall, upon an Investor's written request, promptly cause certificates evidencing the Securities to be replaced with certificates which do not the restrictive legend set forth in paragraph (a) above, and Warrant Shares subsequently issued upon due exercise of the Warrants shall not bear such restrictive legend provided the provisions of either clause
(i) or clause (ii) above, as applicable, are satisfied with respect to such Warrant Shares. From and after the anniversary of four months and one day of the Closing, the Company shall, upon an Investor's written request, promptly cause certificates evidencing the Securities to be replaced with certificates which do not the restrictive legend set forth in paragraph (b) above, and Warrant Shares subsequently issued upon due exercise of the Warrants shall not bear such restrictive legend. When the Company is required to cause unlegended certificates to replace previously issued legended certificates, if unlegended certificates are not delivered to an Investor within three (3) Business Days of submission by that Investor of legended certificate(s) to the Company's transfer agent together with a representation letter in customary form, the Company shall be liable to the Investor for a penalty equal to 1.5% of the aggregate purchase price of the Securities evidenced by such certificate(s) for each thirty (30) day period (or portion thereof) beyond such three (3) Business Day that the unlegended certificates have not been so delivered.

          5.8 Accredited Investor. The Investor is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the 1933 Act.

          5.9 Toronto Stock Exchange. The Investor has completed and duly signed a copy of the Private Placement Questionnaire and Undertaking required by the TSX attached hereto as Exhibit C;

          5.10 No General Solicitation. The Investor did not learn of the investment in the Securities as a result of any public advertising or general solicitation.

          5.11 Brokers and Finders. No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company, any Subsidiary or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Investors.

     6. Conditions to Closing.

          6.1 Conditions to the Investors' Obligations. The obligation of the Investors to purchase the Securities at the Closing is subject to the fulfillment to the Investors' satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by the Investors agreeing hereunder to purchase a majority of the Shares and Warrants (the "Required Investors"):

               (a) The  representations  and  warranties  made by the Company in
Section 4 hereof qualified as to materiality shall be true and correct at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company in Section 4 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date. The Company shall have performed in all material respects all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

               (b) The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers (including, without limitation, any required approval of the TSX) necessary or appropriate for consummation of the purchase and sale of the Securities and the consummation of the other transactions contemplated hereby, all of which shall be in full force and effect.

               (c)  The  Company   shall  have   executed  and   delivered   the
Registration Rights Agreement.

               (d) The Company shall have entered into one or more subscription agreements with investors located in Canada that contain terms no more favorable to the subscriber than the terms of this Agreement (the "Other Agreements").

               (e) The Company shall have received gross proceeds from the sale of the Shares and Warrants as contemplated hereby and under the Other Agreements of at least Forty Million Dollars ($40,000,000) (determined based on Noon buying rate for Canadian dollars published by the Federal Reserve Bank of New York on September 11, 2003).

               (f) Edwards Lifesciences LLC shall have (i) converted or exchanged all of the shares of preferred stock of the Company's subsidiary, World Heart Inc., held by it and its Affiliates into 4,981,128 shares of Common Stock of the Company, and (ii) executed a definitive agreement with respect to the conversion or exchange of the shares of preferred stock of the Company held by it or its Affiliates into 3,500,000 share of Common Stock and 7,000,000 warrants, each warrant exercisable for one share of Common Stock and otherwise on terms and conditions no more favorable to the holder than the Warrant, subject to approval of the Company's shareholders.

               (g) The Board shall have duly adopted resolutions (i) approving a reverse split of the Common Stock such that, after giving effect to such reverse split and the transactions contemplated hereby and by the Other Agreements but prior to the exercise of any Warrants or any other securities set forth in
Schedule 4.3, the number of shares of Common Stock outstanding shall not exceed 15,000,000 (the "Reverse Split"); (ii) approving an amendment to the Articles of Incorporation of the Company to amend the conversion provisions of the Series A participating convertible preferred shares of the Company ("Amendment") and
(iii) authorizing the Company and its officers to take all actions necessary or appropriate to effect the Reverse Split and the Amendment (including, without limitation, the calling of a special meeting of shareholders for the purpose of approving the Reverse Split and the Amendment but excluding the fixing of the record and meeting dates for the meeting or approving a management proxy circular for use at the meeting), and such resolutions shall not have been amended, modified or rescinded and shall remain in full force and effect.

               (h) No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

               (i) The Company shall have delivered a Certificate, executed on behalf of the Company by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfilment of the conditions specified in subsections (a), (b), (d), (e), (f), (g) and (h) of this
Section 6.1.

               (j) The Company shall have delivered a Certificate, executed on behalf of the Company by its Secretary, dated as of the Closing Date, certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, certifying the current versions of the Articles of Incorporation and Bylaws of the Company and certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company.

               (k) The Investors shall have received opinions from White & Case LLP and McCarthy Tetrault LLP, the Company's counsel, dated as of the Closing Date, in form and substance reasonably acceptable to the Investors and addressing such legal matters as the Investors may reasonably request.

               (l) No stop order or suspension of trading shall have been imposed by the TSX, the SEC or any other governmental regulatory body with respect to public trading in the Common Stock.

          6.2 Conditions to Obligations of the Company. The Company's obligation to sell and issue the Securities at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

               (a) The  representations  and warranties made by the Investors in
Section 5 hereof, other than the representations and warranties contained in Sections 5.3, 5.4, 5.5, 5.6, 5.7, 5.8 and 5.10 (the "Investment
Representations"), shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Investment Representations shall be true and correct in all respects when made, and shall be true and correct in all respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Investors shall have performed in all material respects all obligations and conditions herein required to be performed or observed by them on or prior to the Closing Date.

               (b)  The   Investors   shall  have  executed  and  delivered  the
Registration Rights Agreement.

               (c) The Investors shall have delivered the Purchase Price to the Company.

          6.3   Termination   of  Obligations   to  Effect   Closing;   Effects.

               (a) The obligations of the Company, on the one hand, and the Investors, on the other hand, to effect the Closing shall terminate as follows:

                    (i) Upon the mutual written consent of the Company and the Required Investors;

                    (ii) By the  Company if any of the  conditions  set forth in
Section 6.2 shall have become incapable of fulfillment, and shall not have been waived by the Company;

                    (iii) By the Required Investors if any of the conditions set forth in Section 6.1 shall have become incapable of fulfillment, and shall not have been waived by the Required Investors; or

                    (iv) By the Required Investors if the Closing has not occurred on or prior to September 30, 2003;

provided, however, that, except in the case of clause (i) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the other Transaction Documents if such breach has resulted in the circumstances giving rise to such party's seeking to terminate its obligation to effect the Closing.

          (b) In the event of termination by the Company or the Required Investors of their obligations to effect the Closing pursuant to this Section 6.3, written notice thereof shall forthwith be given to the other parties hereto and the obligation of all parties to effect the Closing shall be terminated, without further action by any party. Nothing in this Section 6.3 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

     7. Covenants and Agreements of the Company.

          7.1 Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of providing for the exercise of the Warrants, such number of shares of Common Stock as shall from time to time equal the number of shares sufficient to permit the exercise of the Warrants issued pursuant to this Agreement in accordance with their respective terms.

          7.2 Reports. The Company will furnish to such Investors and/or their assignees such information relating to the Company and its Subsidiaries as from time to time may reasonably be requested by such Investors and/or their assignees; provided, however, that the Company shall not disclose material nonpublic information to the Investors, or to advisors to or representatives of the Investors, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Investors, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Investor wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto.

          7.3 No Conflicting Agreements. The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the obligations to the Investors under the Transaction Documents.

          7.4 Insurance. The Company shall not materially reduce the insurance coverages described in Section 4.19.

          7.5 Compliance with Laws. The Company will comply in all material respects with all applicable laws, rules, regulations, orders and decrees of all governmental authorities.

          7.6 Listing of Underlying Shares and Related Matters. Promptly following the date hereof, the Company shall take all necessary action to cause the Shares and the Warrant Shares to be listed, subject to issuance, on the TSX no later than the Closing Date. Further, if the Company applies to have its Common Stock or other securities traded on any other principal stock exchange or market, it shall include in such application the Shares and the Warrant Shares and will take such other action as is necessary to cause such Common Stock to be so listed. The Company will use commercially reasonable efforts to continue the listing and trading of its Common Stock on the TSX and, in accordance, therewith, will use commercially reasonable efforts to comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of such market or exchange, as applicable.

          7.7  Termination of Covenants.  The provisions of Sections 7.2 through
7.5 shall  terminate  and be of no further  force and effect upon the earlier of
(i) the mutual consent of the Company and the Required Investors or (ii) the date on which the Company's obligations under the Registration Rights Agreement to register or maintain the effectiveness of any registration covering the Registrable Securities (as such term is defined in the Registration Rights Agreement) shall terminate.

          7.8 Reconstitution of the Board. No later than the Closing Date, the Company shall have taken all action necessary to (i) reduce the number of directors constituting the Board of Directors of the Company (the "Board") to no more than five and (ii) effect the resignation or removal of all but three of the existing directors of the Company.

          7.9 Director Designees.

               (a) So long as the Investors hold at least 25% of the Registrable Securities (as such term is defined in the Registration Rights Agreement), the Investors shall have the right to designate two persons for election to the board of directors of the Company (the "Investor Designees"). Each of the Investors acknowledges that so long as Special Situations Fund III, L.P. ("SSF") and/or one of its Affiliates hold any of such securities, SSF shall have the right to appoint the Investor Designees. The Company shall use its best efforts to cause the Investor Designees to be elected to the Company's board of directors. SSF and/or the Investors shall have the right to remove or replace any Investor Designee by giving notice to such Investor Designee and the Company. The Company shall use its best efforts to effect the removal or replacement of any such Investor Designee. For the avoidance of doubt, Dr. Richard L. Lesher shall not be deemed to be an Investor Designee.

               (b) Subject to any limitations imposed by applicable law, the Investor Designees shall be entitled to the same perquisites, including stock options, reimbursement of expenses and other similar rights in connection with such person's membership on the Board of

Directors of the Company, as every other non-executive member of the Board of Directors of the Company.

               (c) So long as the Investors have the right to appoint Investor Designees, in the event that the size of the Board is increased to more than five persons, the Investors shall have the right to designate one or more additional persons such that the Investors shall have the right to designate at least 40% of the members of the Board.

          7.10 Proxy Statement; Shareholders Meeting. (a) Promptly following the Closing, the Company shall take all action necessary to call a meeting of its shareholders (the "Shareholders Meeting") for the purpose of seeking approval of the Company's shareholders for the Reverse Split and the Amendment (the "Proposals"). In connection therewith, the Company will promptly prepare and file proxy materials (including a proxy statement and form of proxy) for use at the Shareholders Meeting and, after receiving and promptly responding to any comments of any applicable securities regulator thereon, shall promptly mail such proxy materials to the shareholders of the Company. Each Investor shall promptly furnish in writing to the Company such information relating to such Investor and its investment in the Company as the Company may reasonably request for inclusion in the Proxy Statement. The Company will comply with applicable
Canadian and United States securities laws in relation to any proxy statement (as amended or supplemented, the "Proxy Statement") and any form of proxy to be sent to the shareholders of the Company in connection with the Shareholders Meeting, and the Proxy Statement shall not, on the date of the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to shareholders or at the time of the Shareholders Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies or the Shareholders Meeting which has become false or misleading. If the Company should discover, at any time prior to the Closing, any event relating to the Company or any of its Subsidiaries or any of their respective affiliates, officers or directors that is required to be set forth in a supplement or amendment to the Proxy Statement, in addition to the Company's obligations under applicable Canadian and United States securities laws, the Company will promptly inform the Investors thereof.

          (b) Subject to their fiduciary obligations under applicable law (as determined in good faith by the Company's Board of Directors after consultation with the Company's outside counsel), the Company's Board of Directors shall recommend to the Company's shareholders (and not revoke or amend such recommendation) that the shareholders vote in favor of the Proposals and shall cause the Company to take all commercially reasonable action (including, without limitation, the hiring of a proxy solicitation firm of nationally recognized standing) to solicit the approval of the shareholders for the Proposals. Whether or not the Company's Board of Directors determines at any time after the date hereof that, due to its fiduciary duties, it must revoke or amend its recommendation to the Company's shareholders, the Company is required to, and will take, in accordance with applicable law and its Articles of Incorporation and Bylaws, all action necessary to convene the Shareholders Meeting as promptly as practicable to consider and vote upon the approval of the Proposals.

          (c) Subject to applicable law and the requirements of the TSX and Nasdaq, each Investor shall vote or cause to be voted at the Special Meeting all shares of Common Stock held by it or as to which it has the right to vote or direct the vote in favor of the Proposals.

          7.11 Reverse Split. Promptly following approval of the Proposals by the Company's shareholders as contemplated by Section 7.10 (and in no event more than five Business Days thereafter), the Company shall effect the Reverse Split and the Amendment.

          7.12 Nasdaq Listing. Promptly following the Closing, the Company shall prepare and file with The Nasdaq Stock Market, Inc. ("Nasdaq") an application to list the Common Stock on The Nasdaq SmallCap Market (the "SmallCap Market"). The Company shall use commercially reasonable efforts to have the application approved as promptly as practicable. The Company will thereafter use commercially reasonable efforts to continue the listing and trading of its Common Stock on Nasdaq and, in accordance, therewith, will use commercially reasonable efforts to comply in all respects with the Company's reporting, filing and other obligations under Nasdaq's bylaws or rules, as applicable. If the Common Stock is not listed on the SmallCap Market on or before May 1, 2004 (the "Listing Deadline"), the Company will make pro rata payments to each Investor, as liquidated damages and not as a penalty, in an amount equal to 1.5% of the aggregate amount invested by such Investor for each 30-day period or pro rata for any portion thereof following the Listing Deadline until the Common Stock is so listed; provided, however, that the Listing Deadline shall be extended, if necessary, until four weeks after such time as the Company meets the requirements of Nasdaq Marketplace Rules 4310(c)(2)(A)(ii) and 4310(c)(4). Such payments shall be in partial compensation to the Investors, and shall not constitute the Investors' exclusive remedy for such events. Such payments shall be made to each Investor in cash

      8.  Survival and Indemnification.

          8.1 Survival. All representations, warranties, covenants and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants and agreements as of the date hereof and shall survive the execution and delivery of this Agreement for a period of two (2) years from the date of this Agreement; provided, however, that the provisions contained in
Section 7 hereof shall survive in accordance therewith.

          8.2 Indemnification. The Company agrees to indemnify and hold harmless each Investor and its Affiliates and their respective directors, officers, employees and agents from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement hereof) (collectively, "Losses") to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Transaction Documents, and will reimburse any such Person for all such amounts as they are incurred by such Person.

          8.3 Conduct of Indemnification Proceedings. Promptly after receipt by any Person (the "Indemnified Person") of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 8.2, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; or (ii) in the reasonable judgment of counsel to such Indemnified Person representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Company shall indemnify and hold harmless such Indemnified Person from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Without the prior written consent of the
Indemnified Person, which consent shall not be unreasonably withheld, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

     9.   Miscellaneous.

          9.1 Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Required Investors, as applicable, provided, however, that an Investor may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate or to a third party acquiring some or all of its Securities in a private transaction without the prior written consent of the Company or the other Investors, after notice duly given by such Investor to the Company and the other Investors, provided, that no such assignment or obligation shall affect the obligations of such Investor hereunder. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          9.2 Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

          9.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          9.4 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days' advance written notice to the other party:

          If to the Company:

          1 Laser Street
          Ottawa, Ontario Canada
          K2E 7V1
          Attention:  Chief Financial Officer
          Fax:  (613) 226-4744

          With a copy to:

          McCarthy Tetrault LLP
          Suite 1400
          40 Elgin Street
          Ottawa, Ontario
          K1P 5K6
          Attention:  Virginia K. Schweitzer, Esq.
          Fax:  (613) 563-9386

          If to the Investors:

to the addresses set forth on the signature pages hereto.

          9.5 Expenses. The parties hereto shall pay their own costs and expenses in connection herewith, except that the Company shall pay the reasonable fees and expenses of counsel to the Investors, not to exceed a total aggregate amount of $25,000 for all Investors. Such expenses shall be paid not later than the Closing. The Company shall reimburse the Investors upon demand for all reasonable out-of-pocket expenses incurred by the Investors, including without limitation reimbursement of attorneys' fees and disbursements, in connection with any amendment, modification or waiver of this Agreement or the other Transaction Documents. In the event that legal proceedings are commenced by any party to this Agreement against another party to this Agreement in connection with this Agreement or the other Transaction Documents, the party or parties which do not prevail in such proceedings shall severally, but not jointly, pay their pro rata share of the reasonable attorneys' fees and other reasonable out-of-pocket costs and expenses incurred by the prevailing party in such proceedings.

          9.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Investors. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such securities, and the Company.

          9.7 Publicity. No public release or announcement concerning the transactions contemplated hereby shall be issued by the Company or the Investors without the prior consent of the Company (in the case of a release or announcement by the Investors) or Special Situations Fund III, L.P. ("SSF") (in the case of a release or announcement by the Company) (which consents shall not be unreasonably withheld), except as such release or announcement may be required by law or the applicable rules or regulations of any securities exchange or securities market, in which case the Company or the Investors, as the case may be, shall allow SSF or the Company, as applicable, to the extent reasonably practicable in the circumstances, reasonable time to comment on such release or announcement in advance of such issuance.

          9.8 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

          9.9 Entire Agreement. This Agreement, including the Exhibits and the Disclosure Schedules, and the other Transaction Documents constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

          9.10 Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

          9.11 Governing Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

                            [signature page follows]

          IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:                            WORLD HEART CORPORATION

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

The Investors:                          SPECIAL SITUATIONS FUND III, L.P.

                                        By:
                                           -------------------------------------
                                        Name: David Greenhouse
                                        Title: General Partner

Aggregate Purchase Price:  $4,125,000
Number of Shares:  6,653,226
Number of Warrants:  6,653,226

Address for Notice:
                                             153 E. 53rd Street
                                             55th Floor
                                             New York, NY  10022

                                             with a copy to:

                                             Lowenstein Sandler PC
                                             65 Livingston Avenue
                                             Roseland, NJ  07068
                                             Attn: John D. Hogoboom, Esq.
                                             Telephone:   973.597.2500
                                             Facsimile:   973.597.2400

                                        SPECIAL SITUATIONS CAYMAN FUND, L.P.

                                        By:
                                           -------------------------------------
                                            Name: David Greenhouse
                                            Title: General Partner

Aggregate Purchase Price:  $1,375,000
Number of Shares:  2,217,742
Number of Warrants:  2,217,742

Address for Notice:
                                             153 E. 53rd Street
                                             55th Floor
                                             New York, NY  10022
                                             with a copy to:

                                             Lowenstein Sandler PC
                                             65 Livingston Avenue
                                             Roseland, NJ  07068
                                             Attn:  John D. Hogoboom, Esq.
                                             Telephone:   973.597.2500
                                             Facsimile:   973.597.2400

                                        SPECIAL SITUATIONS PRIVATE EQUITY FUND,
                                        L.P.

                                        By:
                                           -------------------------------------
                                           Name: David Greenhouse
                                           Title: General Partner

Aggregate Purchase Price:  $1,500,000
Number of Shares:  2,419,355
Number of Warrants:  2,419,355

                                             153 E. 53rd Street
                                             55th Floor
                                             New York, NY  10022
                                             with a copy to:

                                             Lowenstein Sandler PC
                                             65 Livingston Avenue
                                             Roseland, NJ  07068
                                             Attn:  John D. Hogoboom, Esq.
                                             Telephone:   973.597.2500
                                             Facsimile:   973.597.2400

                                        CLARION CAPITAL CORPORATION

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

Aggregate Purchase Price:  $449,999.72
Number of Shares:  725,806
Number of Warrants:  725,806

Address for Notice:
                                             The Clarion Group
                                             1801 East Ninth Street, Suite 1120
                                             Cleveland, Ohio 44114
                                             Attention:  Thomas E. Niehaus,
                                             Chief Financial Officer
                                             Tel: (216) 687-8948
                                             Fax: (216) 694-3545
                                             tom@clariongrp.com

                                        CLARION PARTNERS, L.P.

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

Aggregate Purchase Price:  $200,000.22
Number of Shares:  322,581
Number of Warrants:  322,581

Address for Notice:
                                             The Clarion Group
                                             1801 East Ninth Street, Suite 1120
                                             Cleveland, Ohio 44114
                                             Attention:  Thomas E. Niehaus,
                                             Chief Financial Officer
                                             Tel: (216) 687-8948
                                             Fax: (216) 694-3545
                                             tom@clariongrp.com

                                        CLARION OFFSHORE FUND, LTD.

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

Aggregate Purchase Price:  $200,000.22
Number of Shares:  322,581
Number of Warrants:  322,581

Address for Notice:
                                             The Clarion Group
                                             1801 East Ninth Street, Suite 1120
                                             Cleveland, Ohio 44114
                                             Attention:  Thomas E. Niehaus,
                                             Chief Financial Officer
                                             Tel: (216) 687-8948
                                             Fax: (216) 694-3545
                                             tom@clariongrp.com

                                        DYNAMIC EQUITY HEDGE FUND

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

Aggregate Purchase Price:  $49,999.90
Number of Shares:  80,645
Number of Warrants:  80,645

Address for Notice:
                                             The Clarion Group
                                             1801 East Ninth Street, Suite 1120
                                             Cleveland, Ohio 44114
                                             Attention:  Thomas E. Niehaus,
                                             Chief Financial Officer
                                             Tel: (216) 687-8948
                                             Fax: (216) 694-3545
                                             tom@clariongrp.com

                                        THE MORTON A. COHEN REVOCABLE
                                        LIVING TRUST

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

Aggregate Purchase Price:  $99,999.80
Number of Shares:  161,290
Number of Warrants:  161,290

Address for Notice:
                                             The Clarion Group
                                             1801 East Ninth Street, Suite 1120
                                             Cleveland, Ohio 44114
                                             Attention:  Thomas E. Niehaus,
                                             Chief Financial Officer
                                             Tel: (216) 687-8948
                                             Fax: (216) 694-3545
                                             tom@clariongrp.com

                                        STRAUS PARTNERS L.P.

                                        By:
                                           -------------------------------------
                                           Name: Melville Straus
                                           Title: General Partner

Aggregate Purchase Price:  $616,000
Number of Shares:  993,548
Number of Warrants:  993,548

Address for Notice:
                                             605 Third Avenue
                                             New York, New York 10158

                                        STRAUS-GEPT PARTNERS L.P.

                                        By:
                                           -------------------------------------
                                           Name: Melville Straus
                                           Title: General Partner

Aggregate Purchase Price:  $384,000
Number of Shares:  619,355
Number of Warrants:  619,355

Address for Notice:
                                             605 Third Avenue
                                             New York, New York 10158

                                        THE FEDERATED KAUFMAN FUND,
                                        A PORTFOLIO OF FEDERATED EQUITY FUNDS

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

Aggregate Purchase Price:  $6,120,000
Number of Shares:  9,870,968
Number of Warrants:  9,870,968

Address for Notice:
                                             State Street Bank & Trust
                                             2 Avenue DeLafayette
                                             Boston, Massachusetts 02111
                                             Name:  Federated Kaufman Fund
                                             Fund Number: 22L9
                                             Attention:  Andrea Griffin

                                        SF CAPITAL PARTNERS LIMITED

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

Aggregate Purchase Price:  $3,000,000
Number of Shares:  4,838,710
Number of Warrants:  4,838,710

Address for Notice:
                                             3600 South Lake Drive
                                             St. Francis, Wisconsin 53235

                                        MEDCAP PARTNERS L.P.

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

Aggregate Purchase Price:  $2,000,000
Number of Shares:  3,225,806
Number of Warrants:  3,225,806

Address for Notice:
                                             500 Third Avenue, STE 535
                                             San Francisco, California 94107

                                        ----------------------------------------
                                        JoAnna L. Abrams

Aggregate Purchase Price:  $4,759
Number of Shares:  7,676
Number of Warrants:  7,676

Address for Notice:
                                             2922 Montana Avenue
                                             Newport Beach, California 92657

                                        LEHMAN BROTHERS
                                        FBO Christopher D. Jennings
                                        SEP IRA a/c # 837-77720-10

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

Aggregate Purchase Price:  $20,000
Number of Shares:  32,259
Number of Warrants:  32,259

Address for Notice:
                                             70 Hudson Street
                                             Jersey City, New Jersey 07302

                                        CITY OF MILFORD PENSION & RETIREMENT
                                        FUND

                                        By:  ZESIGER CAPITAL GROUP LLC, as
                                             Attorney-in-fact

                                        By:
                                           -------------------------------------
                                           James Cleary, Managing Director

Aggregate Purchase Price:  $499,720
Number of Shares:  806,000
Number of Warrants:  806,000

Address for Notice:
                                             C/o Zesiger Capital Group LLC
                                             320 Park Avenue
                                             New York, New York 10022
                                             Attention:  Mary Estabil
                                             Tel:  212-508-6332
                                             Fax:  212-508-6329

                                        NFIB EMPLOYEE PENSION TRUST

                                        By:  ZESIGER CAPITAL GROUP LLC, as
                                             Attorney-in-fact

                                        By:
                                           -------------------------------------
                                          James Cleary, Managing Director

Aggregate Purchase Price:  $140,120
Number of Shares:  226,000
Number of Warrants:  226,000

Address for Notice:
                                             C/o Zesiger Capital Group LLC
                                             320 Park Avenue
                                             New York, New York 10022
                                             Attention:  Mary Estabil
                                             Tel:  212-508-6332
                                             Fax:  212-508-6329

                                        NFIB CORPORATE ACCOUNT

                                        By:  ZESIGER CAPITAL GROUP LLC, as
                                             Attorney-in-fact

                                        By:
                                           -------------------------------------
                                           James Cleary, Managing Director

Aggregate Purchase Price:  $99,820
Number of Shares:  161,000
Number of Warrants:  161,000

Address for Notice:
                                             C/o Zesiger Capital Group LLC
                                             320 Park Avenue
                                             New York, New York 10022
                                             Attention:  Mary Estabil
                                             Tel:  212-508-6332
                                             Fax:  212-508-6329

                                        NFIB SERP ASSETS

                                        By:  ZESIGER CAPITAL GROUP LLC, as
                                             Attorney-in-fact

                                        By:
                                           -------------------------------------
                                           James Cleary, Managing Director

Aggregate Purchase Price:  $24,800

Number of Shares:  40,000
Number of Warrants:  40,000

Address for Notice:
                                             C/o Zesiger Capital Group LLC
                                             320 Park Avenue
                                             New York, New York 10022
                                             Attention:  Mary Estabil
                                             Tel:  212-508-6332
                                             Fax:  212-508-6329

                                        NORWALK EMPLOYEES' PENSION PLAN

                                        By:  ZESIGER CAPITAL GROUP LLC, as
                                             Attorney-in-fact

                                        By:
                                           -------------------------------------
                                          James Cleary, Managing Director

Aggregate Purchase Price:  $274,660
Number of Shares:  443,000
Number of Warrants:  443,000

Address for Notice:
                                             C/o Zesiger Capital Group LLC
                                             320 Park Avenue
                                             New York, New York 10022
                                             Attention:  Mary Estabil
                                             Tel:  212-508-6332
                                             Fax:  212-508-6329

                                        PUBLIC EMPLOYEE RETIREMENT
                                        SYSTEM OF IDAHO

                                        By:  ZESIGER CAPITAL GROUP LLC, as
                                             Attorney-in-fact

                                        By:
                                           -------------------------------------
                                           James Cleary, Managing Director

Aggregate Purchase Price:  $1,799,860
Number of Shares:  2,903,000
Number of Warrants:  2,903,000

Address for Notice:
                                             C/o Zesiger Capital Group LLC
                                             320 Park Avenue
                                             New York, New York 10022
                                             Attention:  Mary Estabil
                                             Tel:  212-508-6332
                                             Fax:  212-508-6329

                                        CITY OF STAMFORD FIREMEN'S PENSION FUND

                                        By:  ZESIGER CAPITAL GROUP LLC, as
                                             Attorney-in-fact

                                        By:
                                           -------------------------------------
                                           James Cleary, Managing Director

Aggregate Purchase Price:  $244,900
Number of Shares:  395,000
Number of Warrants:  395,000

Address for Notice:
                                             C/o Zesiger Capital Group LLC
                                             320 Park Avenue
                                             New York, New York 10022
                                             Attention:  Mary Estabil
                                             Tel:  212-508-6332
                                             Fax:  212-508-6329

                                        ASPHALT GREEN, INC.

                                        By:  ZESIGER CAPITAL GROUP LLC, as
                                             Attorney-in-fact

                                        By:
                                           -------------------------------------
                                           James Cleary, Managing Director

Aggregate Purchase Price:  $50,220
Number of Shares:  81,000
Number of Warrants:  81,000

Address for Notice:
                                             C/o Zesiger Capital Group LLC
                                             320 Park Avenue
                                             New York, New York 10022
                                             Attention:  Mary Estabil
                                             Tel:  212-508-6332
                                             Fax:  212-508-6329

                                        LAZAR FOUNDATION

                                        By:  ZESIGER CAPITAL GROUP LLC, as
                                             Attorney-in-fact

                                        By:
                                           -------------------------------------
                                           James Cleary, Managing Director

Aggregate Purchase Price:  $50,220

Number of Shares:  81,000
Number of Warrants:  81,000

Address for Notice:
                                             C/o Zesiger Capital Group LLC
                                             320 Park Avenue
                                             New York, New York 10022
                                             Attention:  Mary Estabil
                                             Tel:  212-508-6332
                                             Fax:  212-508-6329

                                        FRANCOIS DEMENIL

                                        By:  ZESIGER CAPITAL GROUP LLC, as
                                             Attorney-in-fact

                                        By:
                                           -------------------------------------
                                           James Cleary, Managing Director

Aggregate Purchase Price:  $45,260
Number of Shares:  73,000
Number of Warrants:  73,000

Address for Notice:
                                             C/o Zesiger Capital Group LLC
                                             320 Park Avenue
                                             New York, New York 10022
                                             Attention:  Mary Estabil
                                             Tel:  212-508-6332
                                             Fax:  212-508-6329

                                        HBL CHARITABLE UNITRUST

                                        By:  ZESIGER CAPITAL GROUP LLC, as
                                             Attorney-in-fact

                                        By:
                                           -------------------------------------
                                           James Cleary, Managing Director

Aggregate Purchase Price:  $39,680
Number of Shares:  64,000
Number of Warrants:  64,000

Address for Notice:
                                             C/o Zesiger Capital Group LLC
                                             320 Park Avenue
                                             New York, New York 10022
                                             Attention:  Mary Estabil
                                             Tel:  212-508-6332
                                             Fax:  212-508-6329

                                        HELEN HUNT

                                        By:  ZESIGER CAPITAL GROUP LLC, as
                                             Attorney-in-fact

                                        By:  ________________________________
                                             James Cleary, Managing Director

Aggregate Purchase Price:  $50,220
Number of Shares:  81,000
Number of Warrants:  81,000

Address for Notice:
                                             C/o Zesiger Capital Group LLC
                                             320 Park Avenue
                                             New York, New York 10022
                                             Attention:  Mary Estabil
                                             Tel:  212-508-6332
                                             Fax:  212-508-6329

                                        JEANNE L. MORENCY

                                        By:  ZESIGER CAPITAL GROUP LLC, as
                                             Attorney-in-fact

                                        By:
                                           -------------------------------------
                                           James Cleary, Managing Director

Aggregate Purchase Price:  $34,720
Number of Shares:  56,000
Number of Warrants:  56,000

Address for Notice:
                                             C/o Zesiger Capital Group LLC
                                             320 Park Avenue
                                             New York, New York 10022
                                             Attention:  Mary Estabil
                                             Tel:  212-508-6332
                                             Fax:  212-508-6329

                                        PSYCHOLOGY ASSOCIATES

                                        By:  ZESIGER CAPITAL GROUP LLC, as
                                             Attorney-in-fact

                                        By:
                                           -------------------------------------
                                           James Cleary, Managing Director

Aggregate Purchase Price:  $14,880
Number of Shares:  24,000

Number of Warrants:  24,000

Address for Notice:
                                             C/o Zesiger Capital Group LLC
                                             320 Park Avenue
                                             New York, New York 10022
                                             Attention:  Mary Estabil
                                             Tel:  212-508-6332
                                             Fax:  212-508-6329

                                        PETER LOORAM

                                        By:  ZESIGER CAPITAL GROUP LLC, as
                                             Attorney-in-fact

                                        By:
                                           -------------------------------------
                                           James Cleary, Managing Director

Aggregate Purchase Price:  $24,180
Number of Shares:  39,000
Number of Warrants:  39,000

Address for Notice:
                                             C/o Zesiger Capital Group LLC
                                             320 Park Avenue
                                             New York, New York 10022
                                             Attention:  Mary Estabil
                                             Tel:  212-508-6332
                                             Fax:  212-508-6329

                                        MURRAY CAPITAL, LLC

                                        By:  ZESIGER CAPITAL GROUP LLC, as
                                             Attorney-in-fact

                                        By:
                                           -------------------------------------
                                           James Cleary, Managing Director

Aggregate Purchase Price:  $50,220
Number of Shares:  81,000
Number of Warrants:  81,000

Address for Notice:
                                             C/o Zesiger Capital Group LLC
                                             320 Park Avenue
                                             New York, New York 10022
                                             Attention:  Mary Estabil
                                             Tel:  212-508-6332
                                             Fax:  212-508-6329

                                        MEEHAN FOUNDATION

                                        By:  ZESIGER CAPITAL GROUP LLC, as
                                             Attorney-in-fact

                                        By:
                                           -------------------------------------
                                           James Cleary, Managing Director

Aggregate Purchase Price:  $40,300
Number of Shares:  65,000
Number of Warrants:  65,000

Address for Notice:
                                             C/o Zesiger Capital Group LLC
                                             320 Park Avenue
                                             New York, New York 10022
                                             Attention:  Mary Estabil
                                             Tel:  212-508-6332
                                             Fax:  212-508-6329

                                        DOMENIC J. MIZIO

                                        By:  ZESIGER CAPITAL GROUP LLC, as
                                             Attorney-in-fact

                                        By:
                                           -------------------------------------
                                           James Cleary, Managing Director

Aggregate Purchase Price:  $70,060
Number of Shares:  113,000
Number of Warrants:  113,000

Address for Notice:
                                             C/o Zesiger Capital Group LLC
                                             320 Park Avenue
                                             New York, New York 10022
                                             Attention:  Mary Estabil
                                             Tel:  212-508-6332
                                             Fax:  212-508-6329

                                        MORGAN TRUST CO. OF THE BAHAMAS LTD.
                                        AS TRUSTEE U/A/D 11/30/93

                                        By:  ZESIGER CAPITAL GROUP LLC, as
                                             Attorney-in-fact

                                        By:
                                           -------------------------------------
                                           James Cleary, Managing Director

Aggregate Purchase Price:  $150,040
Number of Shares:  242,000
Number of Warrants:  242,000

Address for Notice:
                                             C/o Zesiger Capital Group LLC
                                             320 Park Avenue
                                             New York, New York 10022
                                             Attention:  Mary Estabil
                                             Tel:  212-508-6332
                                             Fax:  212-508-6329

                                        SUSAN URIS HALPERN

                                        By:  ZESIGER CAPITAL GROUP LLC, as
                                             Attorney-in-fact

                                        By:
                                           -------------------------------------
                                           James Cleary, Managing Director

Aggregate Purchase Price:  $89,900
Number of Shares:  145,000
Number of Warrants:  145,000

Address for Notice:
                                             C/o Zesiger Capital Group LLC
                                             320 Park Avenue
                                             New York, New York 10022
                                             Attention:  Mary Estabil
                                             Tel:  212-508-6332
                                             Fax:  212-508-6329

                                        THEEUWES FAMILY TRUST,
                                        FELIX THEEUWES TRUSTEE

                                        By:  ZESIGER CAPITAL GROUP LLC, as
                                             Attorney-in-fact

                                        By:
                                           -------------------------------------
                                           James Cleary, Managing Director

Aggregate Purchase Price:  $40,300
Number of Shares:  65,000
Number of Warrants:  65,000

Address for Notice:
                                             C/o Zesiger Capital Group LLC
                                             320 Park Avenue
                                             New York, New York 10022
                                             Attention:  Mary Estabil
                                             Tel:  212-508-6332
                                             Fax:  212-508-6329

                                        ALAN B. & JOANNE K. VIDINSKY 1993 TRUST

                                        By:  ZESIGER CAPITAL GROUP LLC, as
                                             Attorney-in-fact

                                        By:
                                           -------------------------------------
                                           James Cleary, Managing Director

Aggregate Purchase Price:  $40,300
Number of Shares:  65,000
Number of Warrants:  65,000

Address for Notice:
                                             C/o Zesiger Capital Group LLC
                                             320 Park Avenue
                                             New York, New York 10022
                                             Attention:  Mary Estabil
                                             Tel:  212-508-6332
                                             Fax:  212-508-6329

                                        WILLIAM B. LAZAR

                                        By:  ZESIGER CAPITAL GROUP LLC, as
                                             Attorney-in-fact

                                        By:
                                           -------------------------------------
                                           James Cleary, Managing Director

Aggregate Purchase Price:  $34,720
Number of Shares:  56,000
Number of Warrants:  56,000

Address for Notice:
                                             C/o Zesiger Capital Group LLC
                                             320 Park Avenue
                                             New York, New York 10022
                                             Attention:  Mary Estabil
                                             Tel:  212-508-6332
                                             Fax:  212-508-6329

                                        BARRIE RAMSAY ZESIGER

                                        By:  ZESIGER CAPITAL GROUP LLC, as
                                             Attorney-in-fact

                                        By:
                                           -------------------------------------
                                           James Cleary, Managing Director

Aggregate Purchase Price:  $79,980

Number of Shares:  129,000
Number of Warrants:  129,000

Address for Notice:
                                             C/o Zesiger Capital Group LLC
                                             320 Park Avenue
                                             New York, New York 10022
                                             Attention:  Mary Estabil
                                             Tel:  212-508-6332
                                             Fax:  212-508-6329

                                        JOHN J. & CATHERINE H. KAYOLA

                                        By:  ZESIGER CAPITAL GROUP LLC, as
                                             Attorney-in-fact

                                        By:
                                           -------------------------------------
                                           James Cleary, Managing Director

Aggregate Purchase Price:  $8,060
Number of Shares:  13,000
Number of Warrants:  13,000

Address for Notice:
                                             C/o Zesiger Capital Group LLC
                                             320 Park Avenue
                                             New York, New York 10022
                                             Attention:  Mary Estabil
                                             Tel:  212-508-6332
                                             Fax:  212-508-6329

                                        ROBERT K. WINTERS

                                        By:  ZESIGER CAPITAL GROUP LLC, as
                                             Attorney-in-fact

                                        By:
                                           -------------------------------------
                                           James Cleary, Managing Director

Aggregate Purchase Price:  $3,100
Number of Shares:  5,000
Number of Warrants:  5,000

Address for Notice:
                                             C/o Zesiger Capital Group LLC
                                             320 Park Avenue
                                             New York, New York 10022
                                             Attention:  Mary Estabil
                                             Tel:  212-508-6332
                                             Fax:  212-508-6329